Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 31, 2020, is entered into by and among (a) INSIGHT ENTERPRISES, INC., a Delaware corporation, INSIGHT NORTH AMERICA, INC., an Arizona corporation, INSIGHT DIRECT USA, INC., an Illinois corporation, INSIGHT PUBLIC SECTOR, INC., an Illinois corporation, INSIGHT RECEIVABLES, LLC, an Illinois limited liability company, INSIGHT PHYSICAL SECURITY SOLUTIONS, LLC (FORMERLY KNOWN AS CALENCE PHYSICAL SECURITY SOLUTIONS LLC), an Arizona limited liability company, PCM, INC., a Delaware corporation, PCM LOGISTICS, LLC, a Delaware limited liability company, PCM SALES, LLC (FORMERLY KNOWN AS PCM SALES, INC.), a California limited liability company, PCMG, INC., a Delaware corporation, ABREON LLC (FORMERLY KNOWN AS ABREON, INC.), a Delaware limited liability company, M2 MARKETPLACE, INC., a Delaware corporation, EN POINTE TECHNOLOGIES SALES, LLC, a Delaware limited liability company, PCM BPO, LLC, a Delaware limited liability company, and ONSALE HOLDINGS, INC., an Illinois corporation, (collectively, the “U.S. Borrowers”), (b) INSIGHT DIRECT (UK) LTD, a company incorporated under the laws of England with registration number 02579852, INSIGHT NETWORKING SOLUTIONS LIMITED, a company incorporated under the laws of England with registration number 04482870, STACK TECHNOLOGY HOLDINGS LTD, a company incorporated under the laws of England with registration number 07170448, STACK DATA SOLUTIONS LTD, a company incorporated under the laws of England with registration number 01865047, STACK TELECOMMUNICATIONS SOLUTIONS LTD, a company incorporated under the laws of England with registration number 07423212, INTERCONNECT NETWORK SYSTEMS LIMITED, a company incorporated under the laws of England with registration number 03645464, PCM TECHNOLOGY SOLUTIONS UK, LTD, a company incorporated under the laws of England with registration number 10326566 (collectively, the “U.K. Borrowers”, (c) INSIGHT ENTERPRISES NETHERLANDS B.V., a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in Apeldoorn, The Netherlands and registered with the Dutch trade register under number 08074503, INSIGHT ENTERPRISES B.V., a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in The Hague, The Netherlands and registered with the Dutch trade register under number 27148512 (collectively, the “Dutch Borrowers” and, together with the U.S. Borrowers and U.K. Borrowers, the “Borrowers”), (d) the other Loan Parties (as defined in the Credit Agreement referred to below) signatory hereto, (e) the Lenders (as defined in the Credit Agreement) signatory hereto, and (f) JPMORGAN CHASE BANK, N.A., as Administrative Agent (as defined in the Credit Agreement).

RECITALS

A.The Borrowers, the Loan Parties, the Lenders and the Administrative Agent have previously entered into that certain Credit Agreement, dated as of August 30, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers.  Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.The Borrowers have requested that the Administrative Agent and the Lenders (1) amend the Credit Agreement, and (2) consent to (a) the name change of Calence Physical Security Solutions, LLC, an Arizona limited liability company, to Insight Physical Security Solutions, LLC, an Arizona limited liability company (the “Calence Name Change”), and (b) conversion of Abreon, Inc., a Delaware corporation to Abreon LLC, a Delaware limited liability company, and PCM Sales, Inc. to PCM Sales, LLC (collectively, the “LLC Conversions” and together with the Calence Name Change, the “Corporate Restructuring Request”), in each case on the terms and conditions set forth herein.

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C.The Administrative Agent and the Required Lenders are willing to (1) amend the Credit Agreement and (2) consent to the Corporate Restructuring Request, in each case on the terms and conditions set forth herein.

D.Each Borrower and each other Loan Party is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Administrative Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendments to Credit Agreement.  Subject to the satisfaction in full of the conditions precedent set forth in Section 2 hereof, effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as set forth below:

(a)Clauses (a) and (b) of Section 2.03 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(a) in the case of a Eurocurrency Borrowing, 3:00 p.m., Local Time, three (3) Business Days before the date of the proposed Borrowing,”

“(b) in the case of an CBFR Borrowing, 1:00 p.m., Local Time, on the date of the proposed Borrowing, and”

(b)Clause (c) of Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)(i) Dispositions of Accounts in connection with the compromise, settlement or collection thereof and (ii) Dispositions of Accounts originated in connection with transactions consummated by a Loan Party or Restricted Subsidiary in the ordinary course of such Loan Party’s or such Restricted Subsidiary’s business consistent with past practices in which the applicable Loan Party or Restricted Subsidiary purchases hardware, software or services (as the case may be) from its vendors and subsequently sells or leases (as the case may be) such hardware, software or services to its customers, and then Disposes of the contracts for such transactions (including all Accounts arising from such transactions) to unaffiliated third-party financial institutions or other finance companies within fifteen (15) days (or such later date as agreed to by the Administrative Agent in its sole discretion) after such Accounts have been originated in connection with such transactions (it being understood and agreed that all Accounts owing by customers of a Loan Party or Restricted Subsidiary originated pursuant to such purchase and sale/lease transactions with such customers and so sold to any such unaffiliated third-party financial institutions or other finance companies shall not constitute Eligible Accounts but any Accounts owing to a Loan Party by any such unaffiliated third-party financial institutions or other finance companies in connection with the Disposition of such contracts to any such unaffiliated third-party financial institutions or other finance companies

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shall constitute Eligible Accounts to the extent such Accounts so qualify pursuant to the definition of Eligible Accounts);”

(c)Clause (d) of Section 6.05 of the Credit Agreement is hereby amended by deleting the amount “$75,000,000” and substituting the amount “$200,000,000” in lieu thereof.

2.Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall become effective as of the date on which each of the following conditions precedent has been satisfied in full (the “Effective Date”):

(a)Amendment.  Each of the Borrowers, the other Loan Parties, the Administrative Agent and the Required Lenders shall have duly executed and delivered this Amendment and the Administrative Agent shall have received a fully executed counterpart hereof.

(b)Representations and Warranties. The representations and warranties of the Borrowers and the other Loan Parties set forth herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

3.Representations and Warranties.  Each Borrower and each other Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)Authorization; Powers.  The execution, delivery and performance by each Loan Party of this Amendment, and the performance by each Loan Party of its obligations under the Loan Documents, as amended by this Amendment, in each case are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions on the part of such Loan Party and, if required, actions by such Loan Party’s equity holders, including, with respect to each Dutch Loan Party, to the extent applicable, an unconditional, positive, written advice from any works council in relation to the transactions contemplated by this Amendment and any other document required for compliance with the Dutch Works Council Act (Wet op de Ondernemingsraden).

(b)Enforceability. This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  The choice of governing law provisions contained in this Amendment are enforceable in the jurisdictions where any European Loan Party is organized or incorporated or any Collateral of such European Loan Party is located.  Any judgment obtained in connection with this Amendment or any other Loan Document in the jurisdiction of the governing law this Amendment or such other Loan Document will be recognized and be enforceable in the jurisdictions where such European Loan Party is organized or any Collateral of such European Loan Party is located, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to (i) general principles of equity, regardless of whether considered in a proceeding at equity or at law, and (ii) the matters which are set out as qualifications or reservations as to matters of law of general applicability in the legal opinions provided to the Administrative Agent in accordance with Section 4.01(a) of the Credit Agreement.

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(c)Governmental Approvals; No Conflicts.  The execution, delivery and performance by each Loan Party of this Amendment, and the performance by the Borrowers of their obligations under the Credit Agreement, as amended by this Amendment, (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) for filings necessary to perfect Liens created pursuant to the Loan Documents, and (C) those consents, approvals, registrations, filings or actions, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any charter, articles or certificate of organization or formation, bylaws, operating agreements, constitution or other organizational or governing documents of any Loan Party, (iii) will not violate any Requirement of Law applicable to any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, (iv) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Restricted Subsidiary or the assets of any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, or give rise to a right thereunder (other than any Loan Document) to require any payment to be made by any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, and (v) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of any Loan Party or any Restricted Subsidiary, except Liens permitted under Section 6.02 of the Credit Agreement, as amended by this Amendment.

(d)Representations and Warranties in Loan Documents.  The representations and warranties of the Borrowers and the other Loan Parties set forth in the Loan Documents, including this Amendment, are true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(e)No Default.  No event has occurred and is continuing that constitutes a Default or Event of Default.

4.Limited Consent.  Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 2 of this Amendment, notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document, the Administrative Agent and the Required Lenders hereby consent to the Corporate Restructuring Request.

5.Choice of Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed pdf. or other electronic means that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law shall be effective as delivery of a manually executed counterpart of this Amendment.  Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.  As used herein, “electronic signatures” mean any electronic sound,

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symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record.  Notwithstanding the foregoing, Borrowers and the other Loan Parties hereby agree to provide the Administrative Agent with original counterparts of their respective signature pages hereto.

7.Reference to and Effect on the Loan Documents.

(a)Upon and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers and the other Loan Parties to the Administrative Agent and the Lenders without defense, offset, claim, or contribution.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.Ratification.  Each Borrower and each other Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the other Loan Documents effective as of the date hereof.

9.Integration.  This Amendment, together with the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

10.Severability.  Any provision of this Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

INSIGHT ENTERPRISES, INC.,

a Delaware corporation, as a U.S. Borrower and a European Borrower

INSIGHT NORTH AMERICA, INC.,

an Arizona corporation, as a U.S. Borrower and a European Borrower

INSIGHT DIRECT USA, INC.,

an Illinois corporation, as a U.S. Borrower and a European Borrower

INSIGHT PUBLIC SECTOR, INC.,

an Illinois corporation, as a U.S. Borrower and a European Borrower

INSIGHT RECEIVABLES, LLC,

a Delaware limited liability company, as a U.S. Borrower and a European Borrower

By: /s/ Lynn Willden

Name:Lynn Willden

Title:Treasurer

[Insight – Signature Page to First Amendment to Credit Agreement]

BORROWERS (CONT’D):

INSIGHT PHYSICAL SECURITY SOLUTIONS, LLC (FORMERLY KNOWN AS CALENCE PHYSICAL SECURITY SOLUTIONS, LLC), an Arizona limited liability company, as a U.S. Borrower and a European Borrower

By:/s/ John Brooks

Name: John Brooks

Title: President

[Insight – Signature Page to First Amendment to Credit Agreement]

BORROWERS (CONT’D):

PCM, INC.,

a Delaware corporation, as a U.S. Borrower and a European Borrower

PCM LOGISTICS, LLC,

a Delaware limited liability company, as a U.S. Borrower and a European Borrower

PCM SALES LLC (FORMERLY KNOWN AS PCM SALES, INC.), a California limited liability company, as a U.S. Borrower and a European Borrower

ABREON LLC (FORMERLY KNOWN AS ABREON, INC.), a Delaware limited liability company, as a U.S. Borrower and a European Borrower

M2 MARKETPLACE, INC.,

a Delaware corporation, as a U.S. Borrower and a European Borrower

EN POINTE TECHNOLOGIES SALES, LLC,

a Delaware limited liability company, as a U.S. Borrower and a European Borrower

PCM BPO, LLC,

a Delaware limited liability company, as a U.S. Borrower and a European Borrower

ONSALE HOLDINGS, INC.,

an Illinois corporation, as a U.S. Borrower and a European Borrower

By: /s/ Lynn Willden

Name:Lynn Willden

Title:Treasurer

[Insight – Signature Page to First Amendment to Credit Agreement]

BORROWERS (CONT’D):

PCMG, INC.,

a Delaware corporation, as a U.S. Borrower and a European Borrower

By: /s/ Sharon O. Ennis

Name:Sharon O. Ennis

Title:Secretary

[Insight – Signature Page to First Amendment to Credit Agreement]

BORROWERS (CONT’D):

SIGNED for and on behalf of INSIGHT DIRECT (UK) LTD, a company incorporated under the laws of England with registration number 02579852, as a U.K. Borrower and a European Borrower

By: /s/ Glynis A. Bryan

Name:Glynis A. Bryan

Title:Director

SIGNED for and on behalf of INSIGHT NETWORKING SOLUTIONS LIMITED, a company incorporated under the laws of England with registration number 04482870, as a U.K. Borrower and a European Borrower

By: /s/ Russell Leighton

Name:Russell Leighton

Title:Director

[Insight – Signature Page to First Amendment to Credit Agreement]

BORROWERS (CONT’D):

SIGNED for and on behalf of STACK TECHNOLOGY HOLDINGS LTD, a company incorporated under the laws of England with registration number 07170448, as a U.K. Borrower and a European Borrower

By: /s/ Glynis A. Bryan

Name:Glynis A. Bryan

Title:Director

SIGNED for and on behalf of STACK DATA SOLUTIONS LTD, a company incorporated under the laws of England with registration number 01865047, as a U.K. Borrower and a European Borrower

By: /s/ Glynis A. Bryan

Name:Glynis A. Bryan

Title:Director

SIGNED for and on behalf of STACK TELECOMMUNICATIONS SOLUTIONS LTD, a company incorporated under the laws of England with registration number 07423212, as a U.K. Borrower and a European Borrower

By: /s/ Glynis A. Bryan

Name:Glynis A. Bryan

Title:Director

[Insight – Signature Page to First Amendment to Credit Agreement]

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BORROWERS (CONT’D):

SIGNED for and on behalf of INTERCONNECT NETWORK SYSTEMS LIMITED, a company incorporated under the laws of England with registration number 03645464, as a U.K. Borrower and a European Borrower

By: /s/ Glynis A. Bryan

Name:Glynis A. Bryan

Title:Director

SIGNED for and on behalf of PCM TECHNOLOGY SOLUTIONS UK, LTD, a company incorporated under the laws of England with registration number 10326566, as a U.K. Borrower and a European Borrower

By: /s/ Glynis A. Bryan

Name:Glynis A. Bryan

Title:Director

[Insight – Signature Page to First Amendment to Credit Agreement]

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BORROWERS (CONT’D):

INSIGHT ENTERPRISES NETHERLANDS B.V.,

a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in Apeldoorn, The Netherlands and registered with the Dutch trade register under number 08074503, as a Dutch Borrower and a European Borrower

By: /s/ Russell Leighton

Name:Russell Leighton

Title:Director

INSIGHT ENTERPRISES B.V.,

a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in The Hague, The Netherlands and registered with the Dutch trade register under number 27148512, as a Dutch Borrower and a European Borrower

By: /s/Russell Leighton

Name:Russell Leighton

Title:Director

[Insight – Signature Page to First Amendment to Credit Agreement]

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OTHER LOAN PARTIES:

INSIGHT DIRECT WORLDWIDE, INC.,

an Arizona corporation, as a Loan Guarantor

INSIGHT CANADA HOLDINGS, INC.,

an Arizona corporation, as a Loan Guarantor

INSIGHT TECHNOLOGY SOLUTIONS, INC.,

a Delaware corporation, as a Loan Guarantor

INSIGHT RECEIVABLES HOLDING, LLC,

an Illinois limited liability company, as a Loan Guarantor

CALENCE, LLC,

a Delaware limited liability company, as a Loan Guarantor

By: /s/ Lynn Willden

Name:Lynn Willden

Title:Treasurer

[Insight – Signature Page to First Amendment to Credit Agreement]

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OTHER LOAN PARTIES (CONT’D):

3683371 CANADA INC.,

a Canadian corporation, as a Loan Guarantor

By: /s/ Michael L. Walker

Name:Michael L. Walker

Title:Assistant Secretary

INSIGHT CANADA INC.,

an Ontario corporation, as a Loan Guarantor

By: /s/ Michael L. Walker

Name:Michael L. Walker

Title:Assistant Secretary

INSIGHT DIRECT CANADA, INC.,

a Canadian corporation, as a Loan Guarantor

By: /s/ Michael L. Walker

Name:Michael L. Walker

Title:Assistant Secretary

PCM VENTES CANADA, INC. / PCM SALES CANADA, INC.,

a Quebec corporation, as a Loan Guarantor

By: /s/ Michael L. Walker

Name:Michael L. Walker

Title:Assistant Secretary

[Insight – Signature Page to First Amendment to Credit Agreement]

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OTHER LOAN PARTIES (CONT’D):

SIGNED for and on behalf of INSIGHT ENTERPRISES UK LIMITED, a company incorporated under the laws of England with registration number 4051772, as a Loan Guarantor

By: /s/ Glynis A. Bryan

Name:Glynis A. Bryan

Title:Director

INSIGHT ENTERPRISES C.V.,

a limited partnership (commanditaire vennootschap), incorporated under the laws of The Netherlands and registered with the Dutch trade register under number 24410231, as a Loan Guarantor

By:  INSIGHT DIRECT USA, INC., as general partner

By: /s/ Lynn Willden

Name:Lynn Willden

Title:Treasurer

INSIGHT ENTERPRISES HOLDINGS B.V.,

a besloten vennootschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in Den Haag, The Netherlands and registered with the Dutch trade register under number 08154117, as a Loan Guarantor

By: /s/ Russell Leighton

Name:Russell Leighton

Title:Director

[Insight – Signature Page to First Amendment to Credit Agreement]

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ADMINISTRATIVE AGENT, LENDERS AND ISSUING BANKS:

JPMORGAN CHASE BANK, N.A., individually and as the Administrative Agent, a Lender and a Issuing Bank

By: /s/ Kevin Podwika

Name: Kevin Podwika

Title: Authorized Officer

[Insight – Signature Page to First Amendment to Credit Agreement]

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LENDERS (CONT’D):

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Lender

By: /s/ Kennedy A. Capin

Name: Kennedy A. Capin
Title: Authorized Officer

[Insight – Signature Page to First Amendment to Credit Agreement]

LENDERS (CONT’D):

BANK OF THE WEST, as a Lender

By: /s/Scott Bruni

Name: Scott Bruni
Title:   Director

[Insight – Signature Page to First Amendment to Credit Agreement]

LENDERS (CONT’D):

ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA, as a Lender

By: /s/Jeff Byers

Name: Jeff Byers
Title: Senior Vice President

[Insight – Signature Page to First Amendment to Credit Agreement]

LENDERS (CONT’D):

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a Lender

By: /s/Matt Harbour

Name: Matt Harbour
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a Lender

By: /s/Patricia Del Busto

Name: Patricia Del Busto
Title: Authorized Signatory

[Insight – Signature Page to First Amendment to Credit Agreement]

LENDERS (CONT’D):

HSBC BANK USA, N.A., as a Lender

By: /s/Andrew Hietala

Name: Andrew Hietala
Title: Sr Corporate Relationship Manager

[Insight – Signature Page to First Amendment to Credit Agreement]

LENDERS (CONT’D):

MUFG BANK, LTD., as a Lender

By: /s/Adrian Avalos

Name: Adrian Avalos
Title: Director

[Insight – Signature Page to First Amendment to Credit Agreement]

LENDERS (CONT’D):

BOKF, NA DBA BOK FINANCIAL, as a Lender

By: /s/Christine A. Nowaczk

Name: Christine A. Nowaczyk
Title: Senior Vice President

[Insight – Signature Page to First Amendment to Credit Agreement]

LENDERS (CONT’D):

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/Aaron Sceva

Name: Aaron Sceva
Title: Vice President

[Insight – Signature Page to First Amendment to Credit Agreement]

LENDERS (CONT’D):

TRUIST BANK (FORMERLY KNOWN AS BRANCH BANKING AND TRUST COMPANY), as a Lender

By: /s/Mark Bohntinsky

Name: Mark Bohntinsky
Title: Managing Director

[Insight – Signature Page to First Amendment to Credit Agreement]

LENDERS (CONT’D):

COMERICA BANK, as a Lender

By: /s/Liz V Hulley

Name: Liz V Hulley
Title: Vice President

[Insight – Signature Page to First Amendment to Credit Agreement]

LENDERS (CONT’D):

BANK OF AMERICA, N.A., as a Lender

By: /s/Carlos Gil

Name: Carlos Gil
Title: Senior Vice President

BANK OF AMERICA, N.A. (ACTING THROUGH ITS LONDON BRANCH), as a Lender

By: /s/Carlos Gil

Name: Carlos Gil
Title: Senior Vice President

[Insight – Signature Page to First Amendment to Credit Agreement]